UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2016

Lumber Liquidators Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33767 (Commission File Number)	27-1310817 (IRS Employer Identification No.)

3000 John Deere Road, Toano, Virginia 23168

(Address of Principal Executive Offices) (Zip Code)

(757) 259-4280

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 7, 2016, John M. Presley notified Lumber Liquidators Holdings, Inc. (the “Company”) of his resignation effective November 9, 2016, as the Company’s President and Chief Executive Officer pursuant to the Executive Employment Agreement, dated February 23, 2016, by and between Lumber Liquidators Holdings, Inc. and John M. Presley (the “Presley Agreement”). The board of directors also accepted Mr. Presley’s resignation as a director of the Company effective as of December 15, 2016. In connection with Mr. Presley’s resignation, the Company and Mr. Presley executed the General Release substantially in the form that was an exhibit to the Presley Agreement previously filed by the Company.

Effective as of November 9, 2016, Dennis R. Knowles, the Company’s Chief Operating Officer has been appointed as the Company’s President and Chief Executive Officer. Mr. Knowles also will remain as the Company’s Chief Operating Officer. The Board of Directors has also appointed Mr. Knowles as a new director effective upon Mr. Presley’s resignation as a director to serve as a Class II director which term expires at the 2017 Annual Meeting of Stockholders.

Mr. Knowles, 52, has been our chief operating officer since March 2016. Prior to assuming this position, Mr. Knowles served in various roles at Lowe’s Companies, Inc. from 2001 to 2015, most recently as chief store operations officer from 2012 to 2015 and as senior vice president of store operations and specialty sales from 2010 to 2012. Prior to 2001, Mr. Knowles served as a regional vice president with Payless Cashways.

In connection with Mr. Knowles appointment, the Company and Mr. Knowles entered into an amendment (the “Knowles Amendment”), dated as of November 7, 2016, to his Offer Letter, dated as of February 23, 2016. Pursuant to the Knowles Amendment, Mr. Knowles base salary was increased to $625,000 and his 100% target payout under the Annual Bonus Plan for Executive Management was increased to 100%.

The Company issued a press release on November 7, 2016 announcing Mr. Presley’s resignation and Mr. Knowles appointment, a copy of which is attached as Exhibit 99.1 to this report and is incorporated by reference into this Item 5.02.

The foregoing description of the Knowles Amendment is qualified in its entirety by reference to the full text of the Knowles Amendment, which was been filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Amendment, dated as of November 7, 2016, to Offer Letter, dated as of February 23, 2016, between Lumber Liquidators Holdings, Inc. and Dennis R. Knowles.

99.1	Press release, dated as of November 7, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 7, 2016

LUMBER LIQUIDATORS HOLDINGS, INC.

By:	/s/ Jill Witter
Jill Witter
Secretary and Chief Legal Officer
and Chief Compliance Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Amendment, dated as of November 7, 2016, to Offer Letter, dated as of February 23, 2016, between Lumber Liquidators Holdings, Inc. and Dennis R. Knowles.
99.1	Press release, dated as of November 7, 2016.